Exhibit 10.2

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of February 27, 2024 (the “Effective Date”) by and between [________] (“Investor”), and Jaguar Health, Inc., a Delaware corporation (the “Company”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Securities Purchase Agreement (as defined below).

A.                The Company previously sold and issued to Investor a warrant numbered P-[__], dated May 10, 2023, to acquire [______] shares of voting common stock, par value $0.0001 per share, of the Company (the “Common Stock”) (the “PIPE Warrant”) pursuant to that certain Securities Purchase Agreement, dated May 8, 2023 (the “Purchase Agreement”), between the Company and Investor.

B.                 On August 14, 2023, Company sold and issued to Investor a warrant numbered Q-[__] to acquire [______] shares of Common Stock (the “PIPE Amendment Warrant,” and together with the PIPE Warrant, the “Warrants”) pursuant to that certain amendment to the Purchase Agreement (the “First Amendment,” and together with the Purchase Agreement, the PIPE Warrant, the PIPE Amendment Warrant and all other documents entered into in conjunction therewith, the “Transaction Documents”), between the Company and Investor.

C.                 The Company and Investor desire to exchange (such exchange is referred to as the “Warrant Exchange”) the Warrants for [______] shares of Common Stock (the “Exchange Shares”) on the basis and subject to the terms and conditions of this Agreement.

D.                The Warrant Exchange will consist of Investor surrendering the Warrants in exchange for the Exchange Shares.

E.                 Other than the surrender of the Warrants, no consideration of any kind whatsoever shall be given by Investor to the Company in connection with this Agreement.

F.                  Investor and the Company now desire to exchange the Warrants for the Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.                  Issuance of Shares. Pursuant to the terms and conditions of this Agreement, the Exchange Shares shall be delivered to Investor on or before February 29, 2024 and the Warrant Exchange shall occur with Investor conveying, assigning, transferring and surrendering the Warrants to the Company on the date the Exchange Shares are issued to Investor (the “Issuance Date”). On the Issuance Date, the Warrants shall be deemed cancelled and of no further force and effect and shall hereafter represent only the right to receive the Exchange Shares. All Exchange Shares shall be issued in book entry form.

3.                  Closing. The closing of the transaction contemplated hereby (the “Closing”) along with the delivery of the Exchange Shares to Investor shall occur on the date that is mutually agreed to by the Company and Investor by means of the exchange by express courier and email of .pdf documents, but shall be deemed to have occurred at the offices of Reed Smith LLP, 1841 Page Mill Road, Suite 110, Palo Alto, California, 94304.

4.                  Holding Period, Tacking and Legal Opinion. The parties acknowledge and agree that the Warrant Exchange is being completed in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The Company acknowledges that the holding period of the Exchange Shares will include Investor’s holding period of the Warrants from May 10, 2023 for the purposes of Rule 144 (“Rule 144”) promulgated under the Securities Act. The Company agrees not to take a position contrary to this Section 4 in any document, statement, setting, or situation.

5.                  Company’s Representations, Warranties and Agreements. In order to induce Investor to enter into this Agreement, the Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) the Company has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of the Company hereunder, (c) the issuance of the Exchange Shares is duly authorized by all necessary corporate action and the Exchange Shares are validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, (d) the Company has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Warrants, and (e) the Company has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by the Company related to this Agreement.

6.                  Investor’s Representations, Warranties and Agreements. In order to induce the Company to enter into this Agreement, Investor, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Investor has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Investor hereunder, (c) Investor has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by the Company related to this Agreement, (d) Investor is not currently an affiliate of the Company and has not been an affiliate of the Company for the prior three months, (e) Investor owns and holds, beneficially and of record, the entire right, title, and interest in and to the Warrants free and clear of all liens, (f) Investor has the full power and authority to transfer and dispose of the Warrants free and clear of any lien other than restrictions under the Securities Act and applicable state securities laws, (g) other than the transactions contemplated by this Agreement, Investor has not entered into any agreement with any person to acquire all or any portion of the Warrants, (h) Investor understands that the Exchange Shares are being offered and sold in reliance on specific provisions of federal and state securities laws, specifically Section 3(a)(9) of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws, (i) Investor is acquiring the Exchange Shares in the ordinary course of its business, (j) Investor has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluation of the merits and risks of the prospective investment in the Exchange Shares, (k) Investor has so evaluated the merits and risk of such investment, (l) Investor is an “accredited investor” as defined in Regulation D under the Securities Act, (m) Investor, together with its affiliates, does not, and will not following the receipt of the Exchange Shares, beneficially own more than 9.99% of the number of shares of Common Stock outstanding on the Effective Date. For purposes of Section 6(m), beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, (n) Investor has been given such access to information relating to the Company, including its business, finances and operations as Investor has deemed necessary or advisable in connection with Investor’s evaluation of the Warrant Exchange, (o) Investor has not relied upon any representations or statements made by the Company or its agents, officers, directors, employees or stockholders in regard to this Agreement or the basis thereof, (p) Investor has had the opportunity to review the Company’s filings with the Securities and Exchange Commission, (q) Investor has been afforded the opportunity to ask questions of the Company, (r) Investor understands that its investment in the Exchange Shares involves a high degree of risk, (s) Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Shares, (t) Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Shares and the transactions contemplated by this Agreement, and (u) Investor acknowledges that, by exchanging the Warrants for the Exchange Shares pursuant to this Agreement, Investor will not benefit from (i) any future appreciation in market value of the Warrants or (ii) any rights as a holder of the Warrants.

7.                  Lock-Up. Investor hereby agrees that, (i) for the duration of period from the date of this Agreement until the twelve-month anniversary of the Closing (the “Lock-Up Period for Exchange Shares”), Investor will not, without the prior approval of the Company, offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any Exchange Shares (collectively, the “Lock-Up Exchange Shares”), and (ii) for the duration of period from the date of this Agreement until the six-month anniversary of the Closing (the “Lock-Up Period for Equity Securities”), Investor will not, without the prior approval of the Company, offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any shares (other than the Exchange Shares) or any other equity security of the Company which Investor owns as of the date of this Agreement or comes to own after the date of this Agreement (collectively, the “Lock-Up Equity Securities”). Notwithstanding the foregoing restrictions on transfer, Investor may, at any time and from time to time, transfer any Lock-Up Exchange Shares during the Lock-Up Period for Exchange Shares, and/or transfer any Lock-Up Equity Securities during the Lock-Up Period for Equity Securities (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of Investor or the immediate family of Investor, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which Investor is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned, absent such agreement to be bound said transfer will be deemed null and void ab initio. For purposes hereof, “immediate family” means Investor’s spouse, child or parent. During the Lock-Up Period for Exchange Shares and Lock-Up Period Equity Securities, Investor shall retain all rights of ownership in the Lock-Up Exchange Shares and Lock-Up Equity Securities, respectively, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof. The Company is hereby authorized and required to disclose the existence of this Agreement to American Stock Transfer and Trust Company LLC, the Company’s transfer agent (the “Transfer Agent”). The Company and the Transfer Agent are hereby authorized and required to decline to make any transfer of the shares if such transfer would constitute a violation or breach of this Agreement.

Investor understands that, during the Lock-Up Period for Exchange Shares and Lock-Up Period for Equity Securities, the certificates or other instruments representing the Lock-Up Exchange Shares and Lock-Up Equity Securities, respectively, including any applicable balance account at the Transfer Agent, shall bear a legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Exchange Shares):

THESE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.

8.                  Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

9.                  Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

10.               Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses  giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

11.               No Reliance. The Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents, as applicable, has made any representations or warranties to the Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, the Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives, as applicable, other than as set forth in this Agreement.

12.               Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

13.               Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between the Company and Investor with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Investor nor the Company makes any representation, warranty, covenant or undertaking with respect to such matters.

14.               Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

15.               Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. A party may not assign this Agreement or any of its obligations herein without the prior written consent of the other party.

16.               Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to the Company or Investor shall be given as set forth in the “Notices” section of the Purchase Agreement.

17.               Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

JAGUAR HEALTH, INC.

By:
Name:
Title:

INVESTOR:

[________]

By:

[Signature Page to Exchange Agreement]

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